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                                                                   Exhibit 10.13


                                 ONE YEAR TERM
                                 -------------
                             GAS PURCHASE AGREEMENT
                             ----------------------

THIS AGREEMENT, entered into this 1st day of November. 1998, between Everflow Eastern Partners, L.P. ("Seller"). and JDS Energy Systems, Inc. ("Buyer"), an Ohio Corporation,

                                  WITNESSETH:
                                  -----------

WHEREAS, Seller has available a supply of natural gas at certain points of connection on the pipeline system of The East Ohio Gas Company; and

WHEREAS, Buyer desires to purchase natural gas for use in its customers' plants located in Ohio.

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, Seller agrees to sell and deliver from wells listed in Exhibit "A" to Buyer and Buyer agrees to purchase and receive from Seller, a quantity of natural gas pursuant to the terms and conditions hereinafter set forth, to-wit:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

Except where expressly stated otherwise, the following terms where used in this Contract shall mean:

l. 1 "Gas" means all elements and compounds and mixtures thereof comprising the effluent vapor stream as produced at the mouth of Seller's natural gas wells.

1.2 "MCF" means one thousand (1,000) cubic feet of gas measured at the temperature and pressure specified by The East Ohio Gas Company in their gas transportation agreements.

                                   ARTICLE 2
                                   ---------
                               POINTS OF DELIVERY
                               ------------------

2.1 The points of delivery of gas to be delivered to Buyer from Seller hereunder shall be at the point of interconnection of Seller's gathering facilities with the metering facilities of The East Ohio Gas Company.

2.2 Seller shall be in control and possession of the gas and responsible for any damage or injury caused thereby until same shall have been delivered to Buyer at the point of delivery.

                                   ARTICLE 3
                                   ---------
                                    QUANTITY
                                    --------

3.1 Commencing with the date of initial delivery and continuing for the term of this Contract, Buyer agrees to purchase and Seller agrees to sell and endeavor to deliver at the point(s) specified in Article 2 hereunder, volumes of gas passing through the stations listed in Exhibit "A", up to a monthly maximum volume of 30,000 mcf.

3.2 In the event Seller has increases or decreases in excess often percent over such quantity stated in 3.1 above, Seller shall notify Buyer. Seller shall also notify Buyer in the event of production variation due to force majeure situations.


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                                   ARTICLE 4
                                   ---------
                               MEASUREMENT OF GAS
                               ------------------

4.1 All gas delivered to Buyer from Seller hereunder shall be measured by The East Ohio Gas Company at the points of delivery and as specified in its gas transportation agreements.






                                   ARTICLE 5
                                   ---------
                                    QUALITY
                                    -------

5.1 All gas delivered to Buyer from Seller at the point of delivery hereunder shall be merchantable gas and shall conform to the standard contract quality specifications of The East Ohio Gas Company.

                                   ARTICLE 6
                                   ---------
                                      TERM
                                      ----

6.1 The primary term of this contract shall commence with the October, 1998 production period, and shall continue through the September, 1999 production period. At the end of the primary term, the contract will continue in effect on a month to month basis unless canceled by either party with thirty (30) days written notice.


                                   ARTICLE 7
                                   ---------
                                     PRICE
                                     -----

7.1 Commencing with the initial delivery of gas hereunder and extending through the primary term, Seller shall receive $2.80 per mcf at the point of delivery. At the end of the primary term and each succeeding production period thereafter, the gas shall be priced on a monthly basis. Should the parties fail to reach an agreement for the renegotiated price, either party may terminate this Agreement in accordance with Article 6.1 above.

                                   ARTICLE 8
                                   ---------
                                     TAXES
                                     -----

8.1 All production, severance, gathering, excise, and similar taxes imposed or levied by the state, or other governmental authority on the gas produced, delivered, or sold hereunder shall be paid by Seller. Buyer shall be responsible to pay all taxes and assessments imposed upon Buyer with respect to its facilities, gas delivered hereunder, and the purchase of the gas.

                                   ARTICLE 9
                                   ---------
                              BILLING AND PAYMENT
                              -------------------

9.1 Buyer shall remit to Seller the full amount owed for the gas as measured by East Ohio, within twenty-five days of the receipt of the East Ohio Gas Delivery Statement.


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9.2 Should Buyer fail to pay the full amount due Seller when the same is due, interest thereon shall accrue at the rate of one (1) percent per month from the date when such payment is due until the same is paid.

9.3 Buyer agrees to diligently pursue and use its best efforts to recover any monies owed to Buyer by the ultimate purchaser which would effect the payment to Seller hereunder. In the event that Seller does not receive payment for gas sold hereunder, Seller may terminate this Agreement. However, termination does not absolve Buyer of its responsibility to pay Seller for gas delivered hereunder.


                                   ARTICLE 10
                                   ----------
                                 FORCE MAJEURE
                                 -------------

10.1 Neither party shall be liable for any failure of performance due to causes beyond its reasonable control, the occurrence of which could have not been prevented by the exercise of due diligence, including but not limited to acts of God, acts of the other party, acts of civil or military authority, fires, strikes, floods, epidemics, force majeure under any agreement with a producer, supplier or intrastate transporter, war or riot. Provided, however, that neither party shall be relieved of any of its financial obligations hereunder solely by reason of an event of force majeure.

                                   ARTICLE 11
                                   ----------
                                 MISCELLANEOUS
                                 -------------

11.1 This Contract is subject to all valid legislation, both State and Federal, and to all valid present and future orders. rules and regulations of duly constituted authorities having jurisdiction.

11.2 This Contract shall bind and inure to the benefit of the parties hereto, their successors and assigns, but no party may assign any of its rights hereunder without the written consent of the other, which consent shall not be unreasonably withheld.

11.3 This Contract contains the entire agreement between the parties and there are no oral promises, agreements or warranties affecting it.

11.4 The numbering and titling of particular provisions of this Contract is for the purpose of facilitating administration and shall not be construed as having any substantive effect on the terms of this agreement.

11.5 Seller warrants its title and right to sell all natural gas delivered hereunder, and warrants that such gas shall be free and clear from liens and adverse claims and is in conformity with all valid laws, orders, rules, and regulations of duly constituted authorities having jurisdiction.

11.6 Seller warrants it will not circumvent Buyer in order to negotiate with or sell Buyer's end use customer for natural gas during the term of Buyer's agreement with such end user.


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                                   ARTICLE 12
                                   ----------
                                    NOTICES
                                    -------

12.1 The address of Buyer for the purpose of all notices and communications hereunder, unless another address is designated by Buyer in writing shall be;

JDS Energy Systems, Inc.
7033 Mill Road
Brecksville, Ohio 44141
Attn:   David I. Mansbery, President

12.2 The address of Seller for the purpose of all notices and communications hereunder, unless another address is designated by the Seller in writing, shall be:

Everflow Eastern Partners, L.P.
585 W, Main Street
P.O. Box 629
Canfield, Ohio 44406
Attn:   Thomas Korner, President

EXECUTED this 1st day of November 1997.


Witness:                             Buyer: JDS Energy Systems, Inc.

By: /s/ Leanne Ventre                By: /s/ John J. LaBuda
    ----------------------              ---------------------------------------
                                        John J. LaBuda, Treasurer

Witness:                             Seller: Everflow Eastern Partners, L.P.
                                     By: Everflow Management Co., GP
                                         Everflow Management Corp., Managing GP

By:  /s/ Claudia Morgan              By:   /s/ Thomas L. Korner
   -----------------------               ---------------------------------------
                                     Its: Thomas L. Korner, President
                                          --------------------------------------



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                                   EXHIBIT "A"

WELL NAME                           PERMIT #  S/L           TOWNSHIP                    COUNTY             STATION
---------                           --------  ---           --------                    ------             -------
Savon Unit #1                         2695    L20           Boardman                    Mahoning            E267-01
Newport Unit #1                       2693    G.L.2,Div4    Boardman                    Mahoning            E268-01
Northwood Unit #1                     3615    L9            Weatherfield                Trumbull            E310-0l
Sollinger #1D                         3622    S18           City of Warren Trumbull     E311-01
Wilhelm #2D                           3617    L9            Weatherfield                Trumbull            E312-01
Akron General Hospital #ID            2850    T7            Portage                     Summit              E315-01
City of Akron #20D                    2849    T7            Portage                     Summit              E337-01
Cursaro #1                            2709    51            Canfield                    Mahoning            E345-01
Premium Unit #ID                      3636    L22           Howland                     Trumbull            E366-01
Hoban #2D                             2852    L4            Coventry                    Summit              E380-01
Hoban #3D                             2856    TI            Springfield                 Summit              E381-01
USA-CVNRA #1                          2738    L31           Bath                        Summit              E392-01
USA-CVNRA #2                          2739    L31           Bath                        Summit
Akron Alliance Fellowship #1          2858    L15           Portage                     Summit              E412-01
Struthers Board of Ed. #1             2237    12            Poland                      Trumbull            J177-01
LaBrae High School #1                 3126    24            Warren                      Trumbull            J179-01
Lake Park Cemetery                    2262    18            Boardman                    Mahoning            J293-01
Kistler #2D                           5019    S12           Perry                       Stark
South School Unit #1                  5009    L6            Goshen                      Tuscarawas          E580
Deutsch #1                            3679    L21           Howland                     Trumbull            E366
Warren Mill #2                        3678    L21           Howland                     Trumbull            E366
Hegedus #1                            2774    L.8           Canfield                    Mahoning            E501


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